SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                January 15, 1998


                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

            0-26694                                    93-0945003
     (Commission file number)              (IRS employer identification no.)

         655 East Medical Drive, Bountiful, Utah             84010
         (Address of principal executive offices)         (Zip code)


                                 (801) 298-3360
              (Registrant's telephone number, including area code)

                   This document contains a total of 6 pages.

Item 5. Other Events

         The Company completed a private placement (the "Private Placement") wherein the Company was seeking to raise between $1,000,000 and $5,500,000. As of January 15, 1998, the Company had closed on $4,500,000 and was waiting for funds to clear relating to additional subscriptions. In the Private Placement the Company offered Units to certain accredited investors for two dollars ($2) per Unit. Each Unit consisted of one (1) share of the Company's $.02 par value common stock and one Series D Warrant to purchase one (1) share of Common Stock at a price of $2.00 per share. The Series D Warrants will expire two years from the date of effectiveness of a registration statement under the Securities Act of 1933 (the "Act") covering the resale of the shares of Common Stock underlying the Series D Warrants by the holder, which period shall be extended day-for-day for any time that a prospectus meeting the requirements of the Act is not available. The Company may accelerate the expiration of the Series D Warrants in the event that the average market price of the Company's Common Stock for ten
(10) consecutive trading days exceeds $6.00 per share. In the event that the Company accelerates the expiration of the Series D Warrants, the holders of the Series D Warrants would be permitted to exercise the Series D Warrants during a period of not less than 20 days following notice of such event. The Company has agreed to file a registration statement covering the resale of the Common Stock and Common Stock underlying the Series D Warrants.

         An unaudited condensed consolidated balance sheet as of January 15, 1998 and consolidated statements of operations for the period ended January 15, 1998 and for the period from inception to January 15, 1998 begins on page F-1 hereof. The accompanying condensed consolidated financial statements do not reflect any adjustments for the subscription agreements that the Company has received, but for which funds have not cleared.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SPECIALIZED HEALTH PRODUCTS
                                        INTERNATIONAL, INC.



Date: January 19, 1998                  By /s/ David A. Robinson
                                           ------------------------------------
                                             David A. Robinson
                                             President, Chief Executive Officer
                                             and Director

         SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC. AND SUBSIDIARY
                      (A Company in the Development Stage)
                      Condensed Consolidated Balance Sheets
                                   (Unaudited)

                                                           January 15,
Assets                                                         1998
                                                        -------------------
Current assets:
   Cash                                               $          4,032,400
   Accounts receivable                                             135,705
   Inventories                                                      71,934
   Related party receivables                                        20,582
   Prepaid expenses and other                                       52,438
                                                        -------------------
     Total current assets                                        4,313,059

Property and equipment, net                                      1,445,694
Other assets, net                                                  227,068
                                                        -------------------
     Total assets                                     $          5,985,821
                                                        ===================

Liabilities and Stockholders' Equity
Current liabilities:
   Accounts payable                                   $            241,873
   Accrued liabilities                                             288,741
   Amounts due to related parties                                    1,108
                                                        -------------------
     Total current liabilities                                     531,722

Long-term liabilities:
   Unearned royalty revenues                                     1,750,000
                                                        -------------------
     Total liabilities                                           2,281,722
                                                        -------------------

Stockholders' equity:
   Preferred stock, $.001 par value;
     5,000,000 shares authorized, no
     shares outstanding                                                  -
   Common stock, $.02 par value;
     50,000,000 shares authorized,
     11,629,842 shares outstanding                                 232,597
   Additional paid-in capital                                   14,073,815
   Series C and D warrants to purchase
     common stock                                                1,638,494
   Common stock subscriptions receivable                          (209,200)
   Deferred consulting expense                                     (40,200)
   Deficit accumulated during the
     development stage                                         (11,991,407)
                                                       -------------------
     Total stockholders' equity                                  3,704,099
                                                       -------------------
     Total liabilities and stockholders' equity       $          5,985,821
                                                       ===================

     See accompanying notes to condensed consolidated financial statements.


         SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC. AND SUBSIDIARY
                      (A Company in the Development Stage)
                 Condensed Consolidated Statements of Operations
                                   (Unaudited)

                                                                                                      Period from
                                                                                Inception to
                                                          Period Ended           January 15,
                                                        January 15, 1998             1998
                                                       -------------------    -------------------
Operating Revenue:
   Sales                                            $                 143  $             738,169
   Cost of sales                                                      114                528,068
                                                       -------------------    -------------------

     Gross margin on sales                                             29                210,101

   Development fees                                               110,000                360,000
                                                       -------------------    -------------------

     Net Operating Revenues                                       110,029                570,101
                                                       -------------------    -------------------

Operating expenses:
   Selling, general and administrative                             76,988              8,820,609
   Research and development                                        31,279              3,576,161
   Write-off of operating assets                                        -                419,992
                                                       -------------------    -------------------

     Total operating expenses                                     108,267             12,816,762
                                                       -------------------    -------------------

     Income (loss) from operations                                  1,762           (12,246,661)

Interest income, net                                                    -                238,938
Other income                                                            -                 44,485
                                                       -------------------    -------------------

Net income (loss)                                                   1,762           (11,963,238)
Less preference stock dividends                                         -               (28,169)
                                                       -------------------    -------------------

Net loss applicable to common shares                $               1,762  $        (11,991,407)
                                                       ===================    ===================

Net income per common share                         $                 Nil
                                                       ===================

Weighted average number of common shares
   outstanding                                                 10,129,842
                                                       ===================

     See accompanying notes to condensed consolidated financial statements.

         SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC. AND SUBSIDIARY
                      (A Company in the Development Stage)
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)


(1)   Interim Condensed Consolidated Financial Statements

         The accompanying condensed consolidated financial statements have been prepared by the Company without audit. In the opinion of management, all adjustments (consisting of normal recurring adjustments) necessary to present fairly the financial position and results of operations as of the dates and for the periods presented herein have been made.

         Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the Securities and Exchange Commission rules and regulations. It is suggested that these condensed consolidated financial statements be read in conjunction with the consolidated financial statements and notes thereto included in the Company's December 31, 1996 Annual Report on Form 10-K and the interim unaudited financial statements filed with Forms 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997. The results of operations for the period ended January 15, 1998, are not necessarily indicative of the operating results that may result for the year ending December 31, 1998. The accounting policies followed by the Company are set forth in Note 1 to the Company's consolidated financial statements in its December 31, 1996 Annual Report on Form 10-K.

(2)   Net Income Per Common Share

         Net income per common share is based on the weighted average number of common shares outstanding. Stock options, warrants and preferred shares prior to conversion are not included in the calculation because their inclusion would be antidilutive, thereby increasing the net income per common share.

(3)   Development and License Agreement

         On December 22, 1997, the Company entered into a development and license agreement (the "Agreement") with Johnson & Johnson Medical, Inc. ("JJMI") relating to two applications of the Company's ExtreSafe(R) safety needle withdrawal technology. Pursuant to the terms of the Agreement, JJMI will pay the Company monthly development fees, share field related patent costs, enable the Company to earn revenue from low volume manufacturing and earn ongoing royalties from the sale of product related to the two applications. JJMI will invest in molds, assembly equipment and other capital costs related to the commercialization of each product. The Agreement also provides for an ongoing joint cooperative program between the Company and JJMI with the Company deriving future funding directly from sales of Company created products, low volume manufacturing revenue and an ongoing royalty stream for additional safety products that are jointly approved for development.

(4)   Private Placement

         The Company completed a private placement (the "Private Placement") wherein the Company was seeking to raise between $1,000,000 and $5,500,000. As of January 15, 1998, the Company had closed on $4,500,000 and was waiting for funds to clear relating to additional subscriptions. The accompanying condensed consolidated financial statements do not reflect any adjustments for the subscription agreements that the Company has received, but for which funds have not cleared.

         In the Private Placement the Company offered Units to certain accredited investors for two dollars ($2) per Unit. Each Unit consisted of one
(1) share of the Company's $.02 par value common stock and one Series D Warrant to purchase one (1) share of Common Stock at a price of $2.00 per share. The Series D Warrants will expire two years from the date of effectiveness of a registration statement under the Securities Act of 1933 (the "Act") covering the resale of the shares of Common Stock underlying the Series D Warrants by the holder, which period shall be extended day-for-day for any time that a prospectus meeting the requirements of the Act is not available. The Company may accelerate the expiration of the Series D Warrants in the event that the average market price of the Company's Common Stock for ten (10) consecutive trading days exceeds $6.00 per share. In the event that the Company accelerates the expiration of the Series D Warrants, the holders of the Series D Warrants would be permitted to exercise the Series D Warrants during a period of not less than 20 days following notice of such event. The Company has agreed to file a registration statement covering the resale of the Common Stock and Common Stock underlying the Series D Warrants.

(5)   Quantum Imaging Corporation

     The Company and Zerbec, Inc. ("Zerbec"), as joint venturers, formed Quantum Imaging Corporation ("Quantum") to develop, manufacture, and market an improved filmless digitized imaging system. Pursuant to the terms of the joint venture agreement, until and unless at least $3,000,000 in funding is raised, Zerbec has the right to acquire two-thirds of Company's interest in Quantum for one dollar (the "Zerbec Option"). On November 4, 1997, an agreement (the "Option Agreement") was entered into granting to the Company an option to acquire Zerbec's interest in Quantum. The Option Agreement, as amended, provided for a payment of $250,000 no later than December 31, 1997, with the Company having the option to acquire all of the shares of QIC common stock currently owned by Zerbec for additional payments of $1,750,000 on or before April 1, 1998 and $1,500,000 on or before July 1, 1998. The Company and Zerbec have orally agreed to extend the December 31, 1997 date upon which the $250,000 payment that may be paid pursuant to the Option Agreement for a reasonable period of time to allow certain due diligence to be completed by various third parties.